October 20, 2021 Raymond James to Acquire TriState Capital

Notice 2 Important Information About the Transaction and Where to Find It Raymond James Financial intends to file a registration statement on Form S-4 with the SEC to register the shares of Raymond James Financial’s common stock and preferred stock that will be issued to TriState Capital Holdings’ shareholders in connection with the transaction. The registration statement will include a proxy statement of TriState Capital Holdings that also constitutes a prospectus of Raymond James Financial. The definitive proxy statement/prospectus will be sent to the shareholders of TriState Capital Holdings in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Raymond James Financial or TriState Capital Holdings through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Raymond James Financial or TriState Capital Holdings at: Before making any voting or investment decision, investors and security holders of Raymond James Financial and TriState Capital Holdings are urged to read carefully the entire registration statement and proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above. Participants in the Solicitation Raymond James Financial, TriState Capital Holdings, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Raymond James Financial can be found in Raymond James Financial’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on January 8, 2021, and other documents subsequently filed by Raymond James Financial with the SEC. Information about the directors and executive officers of TriState Capital Holdings can be found in TriState Capital Holdings’ definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 7, 2021, and other documents subsequently filed by TriState Capital Holdings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Raymond James Financial 880 Carillon Parkway Saint Petersburg, FL 33716 Attention: Investor Relations TriState Capital Holdings 301 Grant Street, Suite 2700 Pittsburgh, PA 15219 Attention: Investor Relations

Notice Forward-Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements about the benefits of the proposed acquisition of TriState Capital Holdings by Raymond James Financial, including future financial and operating results (including the anticipated effect of the transaction on Raymond James Financial’s and TriState Capital Holdings’ respective earnings), statements related to the expected timing of the completion of the transaction, Raymond James Financial’s plans post-transaction, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Raymond James Financial or TriState Capital Holdings to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (5) the failure to obtain the necessary approvals by the shareholders of TriState Capital Holdings; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the ability by each of Raymond James Financial and TriState Capital Holdings to obtain required governmental approvals of the transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the transaction; (9) the failure of the closing conditions in the transaction agreement to be satisfied, or any unexpected delay in closing the transaction; (10) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by Raymond James Financial’s issuance of additional shares of its common stock in the transaction; (12) general competitive, economic, political and market conditions, and (13) other factors that may affect future results of TriState Capital Holdings and Raymond James Financial including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation and legislative and regulatory actions and reforms. Additional factors which could affect future results of Raymond James Financial and TriState Capital Holdings can be found in Raymond James Financial’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and TriState Capital Holdings’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Raymond James Financial and TriState Capital Holdings disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 3

FY 2020 ended September 30, 2020. Pie chart above does not include intersegment eliminations or the Other segment4 Raymond James Financial Client assets under administration $1.21 trillion (as of 8/31/21) Over 8,400 advisors in U.S., Canada, and U.K. 134 consecutive quarters of profitability More than 2x required regulatory capital ratios Strong credit ratings with stable outlook: A- (Fitch), BBB+ (S&P), Baa1 (Moody’s) S&P 500 & Fortune 400 company Private Client Group, 67% Capital Markets, 15% Asset Management, 9% RJ Bank, 9% $8.0B FY 2020 NET REVENUES As of June 30, 2021

TriState Capital Bank, 84% Chartwell Investment Partners, 16% Pie chart does not include Parent and Other 5 TriState Capital Holdings Annualized 3Q net revenues of $244 million and annualized 3Q pre-tax income of $92 million, representing a 38% pre-tax margin to net revenues Branchless bank model with total deposits of $10.8 billion and total loans of $9.9 billion A leading provider of securities-based lending with balances of $6.2 billion Leading digital lending platform and a robust risk management technology system Boutique investment manager with assets under management of $11.5 billion $244M ANNUALIZED 3Q21 NET REVENUES As of September 30, 2021

6 Strategic Rationale Strong Teams with Aligned Values Focused on Putting Clients First Leadership Position in Attractive and High-Growth Securities-Based Lending (SBL) Enabled by Industry-Leading Technology Significant Deposit and Capital Synergies to Fuel TriState Capital’s Strong Growth Diversifies Deposit / Funding Sources Experienced Lending Teams with Excellent Credit Track Record Complementary Asset Management Businesses Attractive Use of Raymond James’ Strong Capital Position

7 Strong Teams with Aligned Values Focused on Putting Clients First CLIENT FIRST We put clients first. CONSERVATISM We think long-term. INDEPENDENCE We value independence. INTEGRITY We act with integrity.

TriState Capital’s fiscal year ends on December 31st. Raymond James’ fiscal year ends on September 30th. Loan balances are as of respective fiscal year end and quarter-ended June 30, 2021 and September 30, 2021. (1) Period end balances. Includes securities-based loans only and may not tie to other disclosures that refer to “SBL and Other” 8 Leadership Position in Attractive & High-Growth Securities- Based Lending… 1.7 2.3 2.9 3.7 4.8 6.24 YR CAGR 29% 1.9 2.4 3.0 3.3 3.8 5.1 ~$24B NET LOANS ~$34B NET LOANS TriState Capital Bank SBL Balances ($B) Raymond James Bank SBL Balances(1) ($B) 4 YR CAGR 19%

The securities-based lending business is supported by a scalable digital lending platform. The risk/collateral management of the business is supported by a robust technology platform …Enabled by Industry-Leading Technology 9

Raymond James financial data and balances as of quarter-ended June 30, 2021. TriState Capital financial data and balances as of quarter-ended September 30, 202110 Significant Deposit and Capital Synergies to Fuel TriState Capital’s Strong Growth $62.9B CLIENT CASH BALANCES 30.3 10.3 0.08% 0.41% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% RJ Bank TriState Capital Bank $0 $10 $20 $30 $40 Cost of Deposit Funding Deposits ($B) Weighted Avg Cost of Deposits

TriState Capital financial data and balances as of quarter-ended September 30, 202111 Diversifies Deposit / Funding Sources TriState Capital Treasury Management Services 13 dedicated & experienced professionals providing high-touch service across regional footprint More than 480 clients & growing $2.5B TREASURY MANAGEMENT DEPOSIT BALANCES Financial Services $4,780 Treasury Management $2,448 Family Office / Business / Private Banking $1,125 Direct CDs $532 Sub-Total $8,885 TriState Capital Bank Deposit Highlights ($000s) As of 9/30/21

12 Experienced Lending Team with Excellent Credit Track Record 20.9 23.2 25.7 30.6 34.6 0.21% 0.12% 0.18% 0.10% 0.12% 0.0% 0.2% 0.4% 0.6% 0.8% FY 2017 FY 2018 FY 2019 FY 2020 30-Jun-21 $0 $10 $20 $30 $40 RJ Bank Non-Performing Assets as % Total Assets (%) Total Assets ($B) Non-performing assets as % total assets 4.8 6.0 7.8 9.9 12.2 0.14% 0.09% 0.06% 0.13% 0.09% 0.0% 0.2% 0.4% 0.6% 0.8% FY 2017 FY 2018 FY 2019 FY 2020 30-Sep-21 $0 $2 $4 $6 $8 $10 $12 $14 TriState Capital Bank Non-Performing Assets as % Total Assets (%) Total Assets ($B) Non-performing assets as % total assets TriState Capital’s fiscal year ends on December 31st. Raymond James’ fiscal year ends on September 30th. Loan balances are as of respective fiscal year end and quarter-ended June 30, 2021 and September 30, 2021.

Raymond James financial data and balances as of quarter-ended June 30, 2021. TriState Capital financial data and balances as of quarter-ended September 30, 202113 Complementary Asset Management Businesses 31.6 6.6 38.2 31.6 4.4 36.0 6.0 6.5 0 10 20 30 40 50 60 70 80 90 Carillon Tower Advisers Chartwell Investment Partners Pro forma Assets Under Management ($B) By Investment Strategy Fixed Income Equities Balanced 69.2 11.5 80.7

14 Attractive Use of Raymond James’ Strong Capital Position 10.0% 5.0% 25.6% 12.6% Total Capital Tier 1 Leverage Raymond James Financial Regulatory Capital Ratios As of 6/30/21 Raymond James Financial Regulatory Requirement to be Well Capitalized • Transaction structure enables Raymond James to maintain a strong liquidity and capital position, with expected flexibility to repurchase shares to offset dilution associated with the transaction post closing • Efficient deployment of liquidity and capital that allows for further ability to maintain dividend policy, buyback stock and support continued loan growth • Maintain commitment to deploy excess capital and achieve Tier 1 Leverage ratio of approximately 10%

15 Transaction Overview Key Transaction Terms • Combination cash and stock transaction valued at approximately $1.1 billion • TriState Capital stockholders will receive $6 cash and 0.25 Raymond James shares for each TriState Capital common share, represents per share consideration of $31.09 based on the closing price of Raymond James Financial common stock on October 19, 2021 • Raymond James has entered into an agreement with the sole holder of the TriState Capital Series C Perpetual Non-Cumulative Convertible Non-Voting Preferred Stock pursuant to which the Series C Convertible Preferred will be converted to common shares at the prescribed exchange ratio and cashed out at $30 per share • The TriState Capital Series A Non-Cumulative Perpetual Preferred Stock and Series B Non-Cumulative Perpetual Preferred Stock will remain outstanding and be converted into equivalent Preferred Stock of Raymond James Financial Operating Structure • TriState Capital Holdings will operate as a separately branded firm and as a stand-alone division and subsidiary of Raymond James Financial • TriState Capital Bank will maintain separately regulated charter Management • Jim Getz remaining Chairman, Brian Fetterolf remaining TriState Capital Bank’s CEO, and Tim Riddle remaining Chartwell’s CEO • Management and ~350 associates expected to remain with the firm in its existing office locations to support TriState Capital’s continued growth and high service levels • $15 million retention for certain associates (2-year vesting) Approvals & Timing • Subject to customary closing conditions, including regulatory approvals and approval by TriState Capital Holding’s shareholders • Expected to close in 2022 Financial Impact • Projected to be accretive to diluted EPS in the first full year post closing (excluding acquisition-related expenses), with over 8% accretion in diluted EPS after the third year; accretion estimates increase meaningfully, by approximately 400 basis points, assuming share repurchases post-closing to offset shares issued as part of the transaction consideration • Primary driver of cost synergies is replacing a portion of TriState Capital Bank’s current and future higher-cost deposits with Raymond James’ lower-cost deposits from the Raymond James Bank Deposit Program

(1) Excludes 1.8 million shares of unvested restricted stock, which will be converted into equivalent shares of RJF restricted stock (2) Cash amounts do not total due to rounding16 Summary of Consideration Capital Instruments (1) Common Share Equivalents (millions) Consideration (2) Consideration Mix Common Stock 31.4 $188 million cash + 7.8 million RJF shares $6.00 cash and 0.25 shares of RJF common stock Series C Convertible Preferred 5.2 $155 million cash Converted to common shares and cashed out for $30 per share Warrants 0.9 $12 million cash Each warrant settled for $12.50 cash (based on $30 purchase price and $17.50 exercise price per warrant) Total $354 million cash + 7.8 million RJF shares At RJF share price on October 19, 2021, total consideration of approximately $1.1 billion in combination of cash and stock

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